EIGHTH AMENDMENT TO AGREEMENT OF SALE
                             AND ESCROW AGREEMENT

     THIS EIGHTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Eight Amendment") is made and entered into as of the 28th day of March, 1997, among VESTAR DEVELOPMENT CO., an Arizona corporation ("Purchaser"), GLENDALE FASHION CENTER LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), and NEAR NORTH NATIONAL TITLE COMPANY ("Escrow Agent").

                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of October 10, 1996 (as heretofore amended and as amended hereby, the "Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Agreement);

     WHEREAS, Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement entered into as of October 10, 1996 (as amended, the "Escrow Agreement");

     WHEREAS, Seller and Purchaser now desire to amend the Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent hereby agree as follows:

     1. All capitalized terms used in this Eighth Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement or the Escrow Agreement.

     2. The first sentence of Paragraph 8 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "The closing of this transaction (the "Closing") shall be on March 31, 1997 at the office of the Title Insurer, Los Angeles, California at which time Seller shall deliver possession of the Property to Purchaser, provided, however, that Purchaser may elect to extend the Closing in accordance with the provisions of Paragraph 30 of this Agreement,".

     3. The text of Paragraph 16.5 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "The parties agree that the representations contained herein shall survive Closing but shall expire upon the earlier to occur of (a) the date which is one hundred and eighty (180) days following the Closing, and (b) December 1, 1997 (i.e., the claiming party shall have no right to make any claims against the other party for a breach of a representation or warranty after the earlier to occur of (a) the date which is one hundred and eighty (180) days following the Closing, and
(b) December 1, 1997).

4.   The following is hereby added as Paragraph 30 of the Agreement:
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     "30. EXTENSION OF CLOSING.    Purchaser shall have the option to extend
the date of Closing for up to four consecutive thirty (30) day periods subject to the provisions of this Paragraph. In the event that Purchaser elects to exercise its option pursuant to this Paragraph, Purchaser shall provide Seller and Escrow Agent with three business days' advance written notice from the date of the Closing of its intention to extend the Closing Date. Such notice, in each instance, shall be accompanied by a check made out to the Escrow Agent (or an electronic fund transfer into the account of the Escrow Agent) in the following amounts: first thirty (30) day extension $75,000; second thirty (30) day extension, an additional $75,000; third thirty (30) day extension, an additional $100,000; and fourth (30) day extension, an additional $100,000. In the event that Purchaser exercises any or all of its extensions options pursuant to the terms of this Paragraph, the amounts deposited as set forth in the preceding sentence shall be held in accordance with the Escrow Agreement and shall be non refundable except in the case of Seller default under this Agreement. In the event the transaction contemplated herein Closes, all amounts deposited into Escrow pursuant to this Paragraph, if any, shall be credited against the purchase price at Closing. Purchaser shall have no right to extend the Closing beyond July 29, 1997."

     5. Per a prior verbal agreement, the parties hereto acknowledge that Seller agreed to pay certain legal fees for legal services rendered from the firms of Cox, Castle & Nicholson and Latham & Watkins related to the ground lease underlying the Property and FEMA issues related thereto. Notwithstanding said prior agreement, Seller shall not be liable for any portion of the legal fees referenced in the prior sentence incurred after March 31, 1997.

     6. Except as amended herein, the terms and conditions of the Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     7. This Eighth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     8. The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Eighth Amendment shall be enforceable against such party as an original. The parties hereto further agree that this Eighth Amendment shall be enforceable by and between the Purchaser and Seller prior to the execution of this Eighth Amendment by Escrow Agent.

     Executed as of the date first written above.

                         PURCHASER:

                         VESTAR DEVELOPMENT CO., an Arizona corporation

                         By:   /s/ Lee T. Hanley
                              ---------------------------------
                         Name:     Lee T. Hanley
                              ---------------------------------
                         Its:      President
                              ---------------------------------

                         SELLER:

                         GLENDALE FASHION CENTER LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: Glendale Fashion Center Partners, Inc., an Illinois corporation, its general partner

                              By:   /s/ James E. Mendelson
                                   ----------------------------------
                              Name:
                                   ----------------------------------
                              Its:      Sr. V.P.
                                   ----------------------------------

                         ESCROW AGENT:

                         NEAR NORTH NATIONAL TITLE COMPANY

                         By:   /s/ Michael Bench
                              --------------------------------------
                         Name:     MICHAEL BENCH
                              --------------------------------------
                         Its:      ESCROW OFFICER
                              --------------------------------------
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